SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): June 6, 2005

                               STATE BANCORP, INC.
                               -------------------
             (Exact name of registrant as specified in its charter)

             New York                      0-14874           11-2846511
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     (State or other jurisdiction of     (Commission       (I.R.S. Employer
      incorporation or organization)      File Number)      Identification No.)

           699 Hillside Avenue, New Hyde Park, NY            11040-2512
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          (Address of principal executive offices)           (Zip Code)

        Registrant's telephone number including area code: (516) 437-1000
                                                           --------------
                                       N/A
                                       ---
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     |_| Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
         CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 - DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

b) Effective June 6, 2005, J. Robert Blumenthal, having attained the mandatory retirement age of 72, submitted his resignation as Director to both the Board of Directors of the Company and the Board of Directors of State Bank of Long Island, a wholly-owned subsidiary of the Company.




                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                      STATE BANCORP, INC.


DATE:    June 6, 2005


                                      By: s/Brian K. Finneran
                                          --------------------------------------
                                          Brian K. Finneran, Secretary/Treasurer